

EX 99.1

ChromaDex®

January 2012

Investor Presentation

Disclaimers

Safe Harbor

This presentation and other written or oral statements made from time to time by representatives of ChromaDex contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, such as our fiscal year 2011 revenue forecast, and which may be identified by the use of words like "expects," "assumes," "projects," "anticipates," "estimates," "we believe," "could be," "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our expected sales, cash flows and financial performance, business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook. Forward-looking statements are based on management's current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward-looking statements. These risks and uncertainties include those risk factors discussed in Part I, "Item 1A. Risk Factors" of our Annual Report on Form 10-K for the fiscal year ended January 1, 2011 (the "2010 Annual Report"). Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the 2010 Annual Report. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Important factors that could cause actual results to differ materially from those in the forward looking statements include: a continued decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation, the ability to complete customer transactions and capital raising transactions.

Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Health Claims

Statements made in this presentation have not been evaluated by the Food and Drug Administration. ChromaDex products are not intended to treat, cure, prevent or mitigate any disease. The statements in this presentation are for investor relations and educational purposes only and not intended for consumers or vendors.



Disclaimers (continued)

Forecasts

All forecasts are provided by management in this presentation and are based on information available to us at this time and management expects that internal projections and expectations may change over time. In addition, the forecasts are entirely on management's best estimate of our future financial performance given our current contracts, current backlog of opportunities and conversations with new and existing customers about our products.

ChromaDex

ChromaDex® At a Glance

- Founded 1999
- Headquarters: Irvine, CA
- Analytical Laboratory: Boulder, CO
- Employees: Approximately 70
- Publicly-listed in 2008
- Symbol (Exchange): CDXC (OTCBB)



Irvine, CA



Boulder, CO

- Total Shares Outstanding- 74.9M (or 101.5M including warrants and options)
- 12-month trading range: $0.53 – $2.03
- 12-month trailing Revenue $8.33M as of Q3 2011, 18% growth over previous year



ChromaDex® Management Team

Jeffrey Himmel
CEO

- Chairman & CEO, The Himmel Group
  - Key brands:
    - Ovaltine, '92 –'07 (licensed from Novartis, sold to Nestle)
    - Gold Bond Medicated Powder, '90-'96 (sold to Chattem)
- Previous roles:
  - Managing Director, Rothschild, Inc.
  - Vice Chairman & EVP, Jeffrey Martin, Inc.

- B.S. Economics, The Wharton School of Economics & Finance, University of Pennsylvania
- M.S. Taxation, Bentley College
- Certified Public Accountant

Bill Spengler
President

- Previous roles:
  - EVP & CFO, MGI Pharma
  - EVP & CFO, Guilford Pharma
  - President, Osteo-Implant Technology
  - EVP & CFO, Smith & Wesson
  - VP, Black & Decker
  - 14 years at Bristol-Myers Squibb
- Director, Endo Pharmaceuticals

- MBA, New York University, Stern School of Business
- B.A. Economics, Yale University

Frank Jaksch
CSO

- Founded ChromaDex in 1999
- Int'l Subsidiaries Manager at Phenomenex
- Expertise in analytical chemistry, product development in natural products industry

---

- B.S. Chemistry, Valparaiso
- Member, NSF Joint Committee for Dietary Supplements, American Chemistry Society, American Herbal Products Association

Tom Varvaro
CFO

- Previously CFO of Fast Heat
- Experience in Information Technology, Business Process Development, Accounting, Intellectual Property, Contract and Employment Law

---

- B.S. Accounting, University of Illinois
- Certified Public Accountant

Ann Deren-Lewis
VP Marketing

- Previously VP at Merz
- Leadership roles at Neutrogena, Genentech, Amgen, GlaxoSmithKline
- Responsible for marketing, sales, product development, and PR for:
  - BluScience
  - Skin Care
  - Other proprietary products

- MBA, Duke University, Fuqua School of Business
- B.S. Accounting, Univ. of North Carolina, Wilmington

ChromaDex is at an Inflection Point as it Launches BlūScience™ and Commercializes its Pipeline of Proprietary Products


Founded
1999
Publicly-listed
2008
2011
2012
BlūScience
Proprietary Products
Legacy Business

ChromaDex's Legacy Business is a Premier Partner with the Natural Products Industry

Natural product fine chemicals



- Used for QA & R&D
- 3000+ Plant-based fine chemicals
- 800+ Botanicals
- Comprehensive collection of these in form of natural product libraries

Analytical & chemistry-based services



- Testing for identity, potency, safety
- Manufacturing R&D
- QA / QC & regulatory consulting

Nutraceuticals	Food & Beverage	Cosmeceuticals	Pharmaceuticals	Government, Univ, Research Institutions
NBTY, Herbalife	Cargill, Nestlé, Kraft	Estée Lauder	Pfizer	FDA, USDA, Ole Miss, National Institutes of Health

ChromaDex

The Legacy Business is Positioned For Growth

- Increased **consumer demand** – natural products industry expected to reach $243B by 2015[1]
- Increased **R&D by global blue-chip players** – e.g. Pepsi Global Nutrition Group, Nestle Health Sciences
- Increased **regulatory scrutiny** – FDA implementation of GMPs and increased auditing activity

The Legacy activities provide early identification of novel, **proprietary compounds** with health benefits

[1] Global Industry Analysts

ChromaDex

The Legacy Business Fuels a Pipeline of Proprietary Products – **the pTeroPure® example**


2006
2007
2008
2009
2010
2011
Discover
In-License
Brand & Launch

2006: Begins collaborating with USDA to provide reference standards for R&D

2007: Provides additional compounds for USDA animal studies

2008-2009: In-licenses use patents from USDA and a process patent from a manufacturing partner for pterostilbene, a novel compound found naturally in blueberries

2008: Launches pTeroPure, ChromaDex-branded pterostilbene, as a dietary supplement ingredient

2011: Launches BluScience, a breakthrough dietary supplement product line, featuring pTeroPure

ChromaDex



The Launch of ChromaDex's First Proprietary Product is Underway

pTeroPure®

The first proprietary compound, sold as an ingredient

BlūScience™
The fusion of blueberries and science

ChromaDex's first branded consumer offering, featuring pTeroPure®

ChromaDex

pTeroPure® ChromaDex-Branded Pterostilbene

- Pterostilbene is a **phytoalexin** (plant defense system) found naturally in blueberries
- A polyphenol with **high bioavailability** and a long half-life in the body as compared to Resveratrol
- A proven compound offering safety and health benefits to consumers

In-licensed patents pending:

- Cholesterol *(University of Mississippi)*
- Oxidative stress / neuroprotection for cognitive function *(University of Mississippi)*
- Anxiolytic activity *(University of Mississippi)*
- Manufacturing process *(exclusive partner Aptuit Laurus, FDA and TGA audited)*

ChromaDex patents pending:

- Non-melanoma skin cancer *(jointly with U.C. Irvine)*
- Cholesterol in combination with statins

Other patent filings under development

pTeroPure® Highlights

- Awarded *Frost & Sullivan's* 2010 **"Most Promising Health Ingredient of the Year"**
- **Clinical trial is underway** at the University of Mississippi
  - Double-blind, randomized, placebo-controlled, IRB-reviewed
  - Endpoints: cholesterol levels, triglycerides & blood pressure; oxidative stress markers, safety
  - 80 patients, 4 arms. Eight-week duration of treatment
  - Anticipate trial data to be released in Q2 2012
- **Self-affirmed GRAS**[1] and launched in the Food & Beverage market
- Pursuing **qualified health claim status** with the FDA for cholesterol and heart-health; such claims would further strengthen market position

1 GRAS = Generally Recognized As Safe; requirement for inclusion in food & beverage products

pTeroPure has potential in billion-dollar markets

pTeroPure Ingredients	Dietary Supplements	Q3 2010
	Food & Beverage	Q3 2011
	Animal Health	Q1 2012
BluScience Retail line	Dietary Supplements	Q3 2011
Skin Care	Cosmeceuticals	Q4 2012
	Sun Care	Q2 2013
Pharma		2014+

pTeroPure®



ChromaDex



pTeroPure Serves Two Large and Growing Markets

Nutritional Supplements

- 2010 Sales: $28.4B
- 2005 – 2010 CAGR: 7.4%

pTeroPure

Functional Foods and Beverages

- 2010 Sales: $38.3B
- 2005 – 2010 CAGR: 8.0%

Incorporated into product lines of 15+ early adopters in the supplements market


THORNE
Resveratrol

Incorporated into a line of organic foods


Dodo Organics

- Organic Blueberry Granola bar
- Organic Date bar

ChromaDex

Source: Nutrition Business Journal

pTeroPure® Revenue Provides a Growth Catalyst

*Revenue from pTeroPure sales as an ingredient to third parties expected to grow from less than $1M in 2011 to approaching target of **$20M per year** in 3-5 years.*

Key drivers:

- PR efforts on pTeroPure health benefits, tied to clinical studies
- BlūScience advertising campaign sparking pTeroPure adoption
- Leveraging growing awareness of blueberry health benefits

Distribution into food segment planned to be strengthened through partnership with a large company, providing additional revenue upside

All forecasts are provided by management in this presentation for illustrative purposes only and are based on information available to us at this time. Management expects that internal forecasts and expectations may change over time.

ChromaDex's Branded Supplement Line, BlūScience™, is Rolling out Nationally

Current offerings


BlūScience
EternalBlū
BlūScience
HeartBlū
Healthy Heart Support*
BlūScience
TrimBlū
30 Servings
Natural Blueberry Flavor
No Water Needed
BlūScience
Blū2Go
Focus & Energy Melt*
pTeroPure

New SKU in Q1 2012


BlūScience
MemoryBlū
pTeroPure

- Capsules and oral-dissolving melts
- 5 SKUs – anti-aging, heart-health, weight management, focus & energy melt, cognitive function
- Currently in 1600-1800 GNC stores & at GNC.com; launch underway at Walgreens, Drugstore.com, and through the pharmacy distributor, McKesson
- Social media, on-line, and print and media campaign underway

ChromaDex

BlūScience™ is Experiencing Rapid Uptake with Mass Merchants

Targeted Retailers	# of U.S. Locations	Status
Walgreens	8100	*Launched*
GNC LIVE WELL	1700 (corporate stores)	*Launched*
drugstore.com the uncommon drugstore	Online retailer	*Launched*
McKESSON	5000	
CVS pharmacy	7000	
CardinalHealth	5000	
RITE AID	4800	
Walmart	3600	
Costco Wholesale	420	
Total outlets	>30,000	

Goal is distribution at over 30,000 retail locations by year-end 2012

All forecasts are provided by management in this presentation for illustrative purposes only and are based on information available to us at this time. Management expects that internal forecasts and expectations may change over time.

ChromaDex

Why BlūScience™ is Creating a Buzz Among National Retailers

Extensive Science

- Potent anti-oxidant pTeroPure pterostilbene
- Other ingredients selected for widely-accepted health and anti-oxidant benefits, most with clinical studies of their own
- Dosing at efficacious levels
- Clinical trials being conducted

Distinct Design

- Crisp, clean, "OTC-feel" packaging featuring the blueberry
- Stands out on shelves among traditional supplements


BlūScience
EternalBlū
BlūScience
HeartBlū
BlūScience
TrimBlū
BlūScience
Blū2Go

Comprehensive Marketing

- Partnership with global advertising, media & PR leaders to drive awareness of BlūScience & pTeroPure, centered on the health benefits of pterostilbene

The combination of all three results in a highly-differentiated dietary supplement offering

BlūScience has Aligned Key Partners to Support the Launch into Mass Market

Awareness

alcone

2010 Agency of the Year

FritoLay · Dos Equis · Pillsbury · Skinny Cow · LG · Häagen-Dazs

Education

CHANDLER CHICCO COMPANIES
part of inVentiv Health

Holmes Report Healthcare Agency of the Decade

Nestlé · Pfizer · Danone Activia · Zantac 75 · Welch's · Listerine

Detailed Marketing Plans Developed to Support the BlūScience Launch



Print Ads
WomansDay
InStyle
WomensHealth
GLAMOUR
PR
Mens Journal
WomansDay
AARP
Social Media
In-Store
Banners
Door Signs
POPs
BlūScience
The fusion of blueberries and science
SEM/SEO
Google
bing
Trade
Nutritional Outlook
Functional Ingredients
Online Ads
iVillage
MensHealth
TV
OWN
oh! Oxygen
Bravo
Advocacy
Dieticians
Physicians
Celebrities

BlūScience™ Net Sales Forecast[1] at Key Distribution Points


USD (Millions)
GNC, Clubs, Wholesalers
Pharmacies
Discount Dept. Stores
$120
$100
$80
$60
$40
$20
$0
$20
$70
$87
$110
2012
2013
2014
2015

As a % of Net Sales . . .

	2012	2013 & beyond
Gross Profit	51%	56%
Sales & Marketing expense	43%	19%

[1] Baseline scenario

All forecasts are provided by management in this presentation for illustrative purposes only and are based on information available to us at this time. Management expects that internal forecasts and expectations may change over time.

pTeroPure® has Significant Near-term Potential as a Cosmeceutical

Science Overview

- Research demonstrates the ability to inhibit skin damage & aging effects caused by oxidative stress
- Promotes skin lightening by inhibiting melanogenesis (darkening of skin)
- Lipophilic structure makes it potentially synergistic with common topical ingredients that effectively cross the skin barrier

*Internal target of growing the cosmeceutical business to revenues of **$10-$15M per year** in 3-5 years*

All forecasts are provided by management in this presentation for illustrative purposes only and are based on information available to us at this time. Management expects that internal forecasts and expectations may change over time.

pTeroPure has Significant Opportunity in Sun Care, Supported by a Joint Patent with UC Irvine

The joint patent with UC Irvine:

- Science overview: exposure to UV light activates enzymes (COX-2 and 12-LOX) that damage cellular structure while inactivating proteins (15-PDGH and UGT) that naturally inhibit it
  - The long term damage related to these pathways promotes growth of skin cancer
  - Pterostilbene shown to both **re-activate UGT** and **inhibit COX-2** to prevent the progression of cancer
- *The key claim is using pterostilbene for the **treatment and prevention of skin cancer***

The commercial opportunity:

- Nearly 2 million people diagnosed with non-melanoma skin cancer annually in the U.S. alone[1]
- Rising demand for effective sunscreens with **limited side effects**
- Market size:
  - Non-melanoma skin cancer: exceeds $450M[1] but is underserved
  - Sunscreen: $800M[2] in U.S.

*The sun care business is only targeted to grow to revenues of **$5-$10M per year** in 3-5 years, but longer-term upside is very large*

[1] PharmaVentures

[2] Frost & Sullivan

All forecasts are provided by management in this presentation for illustrative purposes only and are based on information available to us at this time. Management expects that internal forecasts and expectations may change over time.

The Initial Clinical Study on Cholesterol May Demonstrate Significant Potential for pTeroPure as an Rx Offering

- University of Mississippi study will be the 1st in a series of clinical trials on pathway to pharmaceutical approval
  - One-third of hyperlipidemic patients in the trial are on statin therapy; may provide incremental improvement to statins alone, with mitigated side effects
  - May lower cholesterol / triglyceride levels in hyper-lipidemic patients with improvement superior to that of fibrates
  - Data expected in Q1 2012
- Other opportunity areas:
  - Potential non-melanoma skin cancer indication (oral or topical) in support of the joint patent with UC Irvine
  - Oxidative stress (neuroprotectant) and anti-anxiolytic effects may also provide Rx opportunity
- Lovaza® story illustrates the Rx potential for pTeroPure and other proprietary ingredients

The larger pharmaceutical opportunity is not yet forecasted

ChromaDex

ChromaDex will Commercialize its Other Proprietary Products while Building a Pipeline of Next-generation Compounds

Compound	Applications	Intellectual Property	
Pterostilbene (pTeroPure)	• Cholesterol • Blood pressure • Oxidative stress • Cognition • Non-melanoma skin cancer • Anti-anxiolytic	• Use patents-pending from University of Mississippi and with UC Irvine • Process patent-pending with manufacturing partner	Launched
Anthocyanins	• Weight loss • Diabetes	• Process patent from SUNY Buffalo	2012
Nicotinamide Riboside	• Energy • Obesity • Anti-aging	• Process patent from Cornell University	2012
Next-generation products	• Multiple applications	• Under development	2012+

Total Company Net Sales Forecasts[1]


USD (Millions)
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
Ingredients
Skin Care
Legacy Business
BluScience
$8
$30
$97
$126
$168
2011
2012
2013
2014
2015

[1] Baseline scenario

All forecasts are provided by management in this presentation for illustrative purposes only and are based on information available to us at this time. Management expects that internal forecasts and expectations may change over time.

BlūScience Net Income Forecasts



USD Millions
$50
$40
$30
$20
$10
$0
-$10
-$20
Worst case - 80% of baseline Gross Sales
Baseline
Best Case - 125% of Gross Sales
2011
($8)
2012
($12)
($9)
($5)
2013
$9
$18
$27
2014
$15
$21
$30
2015
$18
$28
$42

All forecasts are provided by management in this presentation for illustrative purposes only and are based on information available to us at this time. Management expects that internal forecasts and expectations may change over time.



ChromaDex® In Summary

BlūScience™

- 1st branded dietary supplement line - launched 2nd half 2011 at GNC
- Mass Retail Distribution and Advertising Launch in Q1 2012
- Features ChromaDex's proprietary and award winning pTeroPure®

Significant Pipeline of Proprietary Products

- Products and IP with potential in several billion-dollar markets:
  Dietary Supplements, Food & Beverage, Animal Health, Skin Care, Pharmaceutical

Legacy Business

- Provides QA & research support to industry, government, and research institutions
- Fuels pipeline of proprietary products

Internal target for growth from revenues of ~$8M in 2011 to **$150-$200M per year** in 3-5 years

All forecasts are provided by management in this presentation for illustrative purposes only and are based on information available to us at this time. Management expects that internal forecasts and expectations may change over time.

ChromaDex

ChromaDex Investment Highlights

1) BlūScience is an exceptional new dietary supplement brand with high uptake expected at mass merchant retailers in 2012.

2) pTeroPure, the first commercialized proprietary compound, has significant potential in billion-dollar markets and is the core ingredient in BlūScience

3) Other high-value proprietary compounds are identified and in various stages of development.

4) The Legacy Business provides a stable source of revenue while providing strategic sourcing of future proprietary compounds.

ChromaDex

Contact Information

ChromaDex, Inc.

10005 Muirlands Blvd., Suite G
Irvine, CA 92618
Phone: +1-949-419-0288
Fax: +1-949-419-0294
www.chromadex.com

Investor Relations

Bob Prag, President
The Del Mar Consulting Group, Inc.
Phone: 858.794.9500
bprag@delmarconsulting.com

Scott Wilfong, President
Alex Partners, LLC
Phone: 425.242.0891
scott@alexpartnersllc.com

Appendix

Shareholder summary

Shareholder	Number of Shares	Percent Ownership
Dr. Phillip Frost	14,319,606	19.06%
Frank L. Jaksch Jr.	7,666,652	10.21%
Barry Honig	6,694,597	8.91%
John Liviakis	4,020,961	5.35%
Michael H. Brauser	3,666,425	4.88%
TOTAL	36,368,248	48.41%

ChromaDex